Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 14, 2013, by and among POOL CORPORATION, a Delaware corporation (the “US Borrower”), SCP DISTRIBUTORS CANADA INC. (formerly known as SCP Distributors Inc.), a company organized under the laws of Ontario (the “Canadian Borrower”), SCP POOL B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its seat (statutaire zetel) in Rotterdam, registered with the trade register of the Chambers of Commerce (Kamers van Koophandel) under file number 24293315 (the “Dutch Borrower” and, collectively with the US Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors party hereto, each Lender party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
Statement of Purpose
The Borrowers are party to that certain Credit Agreement dated as of October 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to the First Amendment to Credit Agreement dated as of December 21, 2011 and the Second Amendment to Credit Agreement dated as of April 1, 2013, the “Credit Agreement”), by and among the Borrowers, each lender party thereto (collectively, the “Lenders” and, each individually, a “Lender”) and the Administrative Agent.
The Borrowers have requested, and the Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.    Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

2.    Amendments. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

(a)Section 1.1 of the Credit Agreement is hereby amended by:
(i)amending the definition of “Alternative Currency” by deleting the word “Dollar” at the end of clause (ii) of such definition;
(ii)amending the definition of “Applicable Margin” by amending and restating the table therein in its entirety as follows:

Pricing Level	Average Total Leverage Ratio	Facility Fee	CDOR Rate + LIBOR Rate + and Swingline +	Base Rate + and Canadian Base Rate+
I	Greater than or equal to 3.00 to 1.00	0.35%	1.9%	0.9%
II	Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	0.3%	1.7%	0.7%
III	Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00	0.275%	1.475%	0.475%
IV	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	0.25%	1.375%	0.375%
V	Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00	0.2%	1.3%	0.3%
VI	Less than 1.00 to 1.00	0.15%	1.225%	0.225%

(iii)amending the definition of “Business Day” by amending and restating clause (c) thereof as follows:
“(c)    with respect to all notices and determinations in connection with, and payments of principal and interest on, any Canadian Dollar Loan, (i) any day that is a Business Day described in clause (a) and on which banks are open for business in Toronto, Ontario and (ii) with respect to any Canadian Dollar Loan that is a CDOR Rate Loan, any day that is a Business Day described in clauses (a) and (c)(i) and that is also a day for trading by and between banks in Canadian Dollar deposits in the London interbank market; and”
(iv)amending and restating the definition of “Canadian Base Rate” in its entirety as follows:
“'Canadian Base Rate' means at any time, the greater of (a) the Canadian Prime Rate and (b) except during any period of time during which a notice delivered to the Borrowers under Section 5.8 with respect to the CDOR Rate shall remain in effect, the annual rate of interest equal to the sum of (i) the CDOR Rate at such time plus (ii) one percent (1%) per annum; each change in the Canadian Base Rate shall take effect simultaneously with the corresponding change or changes in the Canadian Prime Rate or the CDOR Rate, as applicable.”
(v)amending and restating the definition of “CDOR Rate” in its entirety as follows:
“'CDOR Rate' means,
(a)for any interest rate calculation with respect to a Canadian Base Rate Loan, the rate of interest per annum determined on the basis of an average thirty (30) day rate applicable to Canadian Dollar bankers' acceptances appearing on the “Reuters Screen CDOR Page” (as defined in the International Swap Dealer Association, Inc.'s definitions, as amended, restated, supplemented or otherwise modified from time to time), or any successor page, as of 10:00 a.m. on such date (or if such day is not a Business Day, then on the immediately preceding Business Day); or

(b)for any interest rate calculation with respect to a CDOR Rate Loan, the rate of interest per annum determined on the basis of the average rate applicable to Canadian Dollar bankers' acceptances having a maturity comparable to the applicable Interest Period appearing on the “Reuters Screen CDOR Page” (as defined in the International Swap Dealer Association, Inc.'s definitions, as amended, restated, supplemented or otherwise modified from time to time), or any successor page, as of 10:00 a.m. on the first day of the applicable Interest Period (or if such day is not a Business Day, then on the immediately preceding Business Day).
If, for any reason, such rate does not appear on the Reuters Screen CDOR Page, then the “CDOR Rate” shall be determined by the Canadian Dollar Lender to be the arithmetic average of the rate per annum at which deposits in Canadian Dollars would be offered by first class banks in Canada to the Canadian Dollar Lender. Each calculation by the Canadian Dollar Lender of the CDOR Rate shall be conclusive and binding for all purposes, absent manifest error.”
(vi)inserting the following new defined term in proper alphabetical order:
“'CDOR Rate Loan' means a Canadian Dollar Loan bearing interest at a rate determined by reference to the CDOR Rate pursuant to Section 5.1(a)(ii)(B), but shall not include any Canadian Base Rate Loan as to which interest is determined by reference to the CDOR Rate.”
(vii)amending the definition of “LIBOR” by (i) deleting each occurrence of the phrase “the applicable Permitted Currency” in such definition and inserting “Euros or Dollars, as applicable,” in lieu thereof in each occurrence in such definition and (ii) deleting each occurrence of the parenthetical phrase “(or in the case of any Alternative Currency, the Alternative Currency Amount of $5,000,000)” in such definition and inserting the phrase “(or in the case of Euros, the Alternative Currency Amount of $5,000,000)” in lieu thereof in each occurrence in such definition.

(viii)amending and restating the definition of “LIBOR Market Index Rate” in its entirety as follows:
“ 'LIBOR Market Index Rate' means, for any day, the rate of interest per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to one (1) month (commencing on the date of determination of such interest rate) which appears on the Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) on such date of determination (or if such date is not a Business Day, then the immediately preceding Business Day). If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the “LIBOR Market Index Rate” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one (1) month commencing on such date of determination. Each calculation by the Administrative Agent of the LIBOR Market Index Rate shall be conclusive and binding for all purposes, absent manifest error. Each change in the LIBOR Market Index Rate shall be effective as of the opening of business on the day such change occurs.”
(b)Section 2.4(a) of the Credit Agreement is hereby amended as follows:
(i)     amending and restating clauses (ii) and (iii) thereof in their entireties as follows:
“(ii) 12:00 noon at least three (3) Business Days before each LIBOR Rate Loan denominated in Dollars, (iii) 12:00 noon at least one (1) Business Day before each Canadian Dollar Loan and”
(ii)    amending and restating clause (D) thereof in its entirety as follows:
“(D)    in the case of a Revolving Credit Loan, whether such Revolving Credit Loan shall be a LIBOR Rate Loan or a Base Rate Loan;”
(iii)    inserting the following new clause (E) immediately after clause (D) thereof:
“(E)    in the case of a Canadian Dollar Loan, whether such Canadian Dollar Loan shall be a CDOR Rate Loan or a Canadian Base Rate Loan;”
(iv)    re-lettering existing clause (E) and existing clause (F) thereof as a new clause (F) and clause (G), respectively;
(v)    adding the phrase “or a CDOR Rate Loan” after “LIBOR Rate Loan” in the newly re-lettered clause (F); and
(vi)    amending and restating subclause (5) of newly re-lettered clause (G) thereof as follows:
“(5) with respect to CDOR Rate Loans, in an aggregate principal amount of C$1,000,000 or a whole multiple of C$1,000,000 in excess thereof and”

(c)Section 2.5(b)(i) of the Credit Agreement is hereby amended by amending and restating clause (4) thereof in its entirety as follows:
“(4) fourth, if (and to the extent) necessary to eliminate such excess, immediately repay outstanding LIBOR Rate Loans or CDOR Rate Loans (and/or reduce any pending requests for a borrowing or continuation or conversion of such Loans submitted in respect of such Loans on such day) by the Dollar Amount of such excess,”
(d)Section 2.5(c) of the Credit Agreement is hereby amended as follows:
(i)    by amending and restating clause (iii) of the first sentence thereof in its entirety as follows:
“(iii) upon at least one (1) Business Day's notice to the Administrative Agent with respect to Canadian Dollar Loans and”
(ii)    by amending and restating Clause (E) of the first sentence thereof in its entirety as follows:
“(E) with respect to Canadian Dollar Loans, whether the repayment is of CDOR Rate Loans, Canadian Base Rate Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each.”
(iii)    by amending and restating clause (iv) in the fourth sentence thereof in its entirety as follows:
“(iv) C$1,000,000 or a whole multiple of C$1,000,000 in excess thereof with respect to CDOR Rate Loans,”
(e)Section 2.5(d) of the Credit Agreement is hereby amended by adding (i) the phrase “and CDOR Rate Loans” after “LIBOR Rate Loans” in the header to such section and (ii) the phrase “or any CDOR Rate Loan” after the reference to “any LIBOR Rate Loan” therein.
(f)Section 2.6(b) of the Credit Agreement is hereby amended by adding the phrase “or any CDOR Rate Loan” after the reference to “any LIBOR Rate Loan” in the last sentence thereof.
(g)Section 5.1(a) of the Credit Agreement is hereby amended by:
(i)     amending and restating clause (ii) thereof in its entirety as follows:
“(ii) Canadian Dollar Loans shall bear interest at (A) the Canadian Base Rate plus the Applicable Margin or (B) the CDOR Rate plus the Applicable Margin;”
(ii)    adding the phrase “, any CDOR Rate Loan” after the reference to “Any LIBOR Rate Loan” in the last sentence thereof; and
(iii)    adding the phrase “or a CDOR Rate Loan, as applicable,” after the reference to “a LIBOR Rate Loan” in the last sentence thereof.

(h)Section 5.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b)    Interest Periods. In connection with each LIBOR Rate Loan or CDOR Rate Loan, as applicable, the US Borrower, on behalf of itself and the Subsidiary Borrowers, by giving notice at the times described in Section 2.4 or 5.2, as applicable, shall elect an interest period (each, an “Interest Period”) to be applicable to such LIBOR Rate Loan or CDOR Rate Loan, as applicable, which Interest Period shall be (x) in the case of a LIBOR Rate Loan, a period of one (1), two (2), three (3), or six (6) months or, if available and agreed to by all the Lenders, twelve (12) months and (y) in the case of a CDOR Rate Loan, a period of one (1), two (2), three (3) or six (6) months; provided that:
(i)the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan or CDOR Rate Loan, as applicable, and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;
(ii)if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period with respect to a LIBOR Rate Loan or CDOR Rate Loan, as applicable, would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;
(iii)any Interest Period with respect to a LIBOR Rate Loan or CDOR Rate Loan, as applicable, that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;
(iv)no Interest Period shall extend beyond the Maturity Date without payment of any amounts pursuant to Section 5.9; and
(v)there shall be no more than fifteen (15) Interest Periods in effect at any time.”
(i)Section 5.1(c) of the Credit Agreement is hereby amended by amending and restating clause (iii) thereof in its entirety as follows:
“(iii) all outstanding CDOR Rate Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate then applicable to CDOR Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Canadian Base Rate Loans,”
(j)Section 5.1(d) of the Credit Agreement is hereby amended by amending and restating clause (i) thereof in its entirety as follows:
“(i)    Interest on each Base Rate Loan, each Canadian Base Rate Loan and each Swingline Loan shall be due and payable in arrears on the last Business Day of each calendar quarter commencing December 30, 2011; and interest on each LIBOR Rate Loan and each CDOR Rate Loan shall be due and payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate and Canadian Dollar Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and assessed for the actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).”

(k)Section 5.2 of the Credit Agreement is hereby amended by
(i)     amending and restating clauses (b) and (c) in the first sentence thereof as follows:
“(b) convert all or any portion of any outstanding Canadian Base Rate Loan in a principal amount equal to C$1,000,000 or any whole multiple of C$1,000,000 in excess thereof into one or more CDOR Rate Loans, or (c) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $500,000 or a whole multiple of $100,000 in excess thereof into Base Rate Loans, (ii) convert all or any part of its outstanding CDOR Rate Loans in a principal amount of C$500,000 or a whole multiple of C$100,000 in excess thereof into Canadian Base Rate Loans or (iii) continue such LIBOR Rate Loans or CDOR Rate Loans, as applicable, as LIBOR Rate Loans or CDOR Rate Loans, as applicable.”

(ii)    amending and restating the third sentence thereof in its entirety as follows:

“Whenever the US Borrower desires to convert or continue Loans as provided above, the US Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”) not later than 12:00 noon three (3) Business Days (or (x) four (4) Business Days in the case of the Euro Loans or (y) one (1) Business Day for Canadian Dollar Loans) before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan or any CDOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan or CDOR Rate Loan.”

(l)Section 5.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 5.8 Changed Circumstances.

(a)    Circumstances Affecting LIBOR Rate, CDOR Rate and Availability. If (i) in connection with any request for, or a conversion or continuation of, (x) a Swingline Loan, a LIBOR Rate Loan or a Base Rate Loan, as applicable, as to which the interest rate is determined with reference to LIBOR or the LIBOR Market Index Rate or (y) a CDOR Rate Loan (or a Canadian Base Rate Loan as to which the interest rate is determined by reference to the CDOR Rate), for any reason (A) in the case of any Loan as to which the interest rate is determined by reference to (1) LIBOR or the LIBOR Market Index Rate, the Administrative Agent or any Lender (after consultation with the Administrative Agent) shall determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars, in the applicable amounts or the applicable Permitted Currency are not being quoted via the Reuters Screen LIBOR01 Page (or any successor page) or offered to the Administrative Agent or such Lender for such Interest Period or (2) the CDOR Rate, the Administrative Agent or the Canadian Dollar Lender shall determine (which determination shall be conclusive and binding absent manifest error) that by reason of circumstances affecting the applicable exchange and interbank markets generally, rates for Canadian Dollar bankers' acceptances are not being quoted on the “Reuters Screen CDOR Page” (or any successor page) or offered to the Administrative Agent or the Canadian Dollar Lender for such Interest Period, (B) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining of (x) the LIBOR Rate or the LIBOR Market Index Rate for such Interest Period with respect to a proposed Swingline Loan, LIBOR Rate Loan or any Base Rate Loan as to which the interest rate is determined with reference to LIBOR or the LIBOR Market Index Rate or (y) the CDOR Rate with respect to a proposed CDOR Rate Loan (or any Canadian Base Rate Loan as to which the interest rate is determined by reference to the CDOR Rate), (C) the Required Lenders shall reasonably determine that the LIBOR Rate or the LIBOR Market Index Rate, as applicable, does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period or (D) the Canadian Dollar Lender shall reasonably determine that the CDOR

Rate does not adequately and fairly reflect the cost to the Canadian Dollar Lender of making or maintaining such Canadian Dollar Loans, (ii) a fundamental change has occurred in the foreign exchange or interbank markets with respect to Canadian Dollars or Euros (including, without limitation, changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls) or (iii) it has become otherwise materially impractical for any Lender to make any Canadian Dollar Loans or Euro Loans, then the Administrative Agent shall forthwith give notice thereof to the Borrowers.

Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, the obligation of the applicable Lenders to make Swingline Loans, LIBOR Rate Loans or Base Rate Loans as to which the interest rate is determined with reference to LIBOR or the LIBOR Market Index Rate, as applicable, or the Canadian Dollar Lender to make CDOR Rate Loans (or Canadian Base Rate Loans as to which the interest rate is determined by reference to the CDOR Rate), as applicable, and the right of the Borrowers to convert any Loan to or continue any Loan as a LIBOR Rate Loan or a Base Rate Loan, as applicable, as to which the interest rate is determined with reference to LIBOR or the LIBOR Market Index Rate or a CDOR Rate Loan (or a Canadian Base Rate Loan as to which the interest rate is determined by reference to the CDOR Rate) shall be suspended, and the applicable Borrower shall either:

(i) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Loan, together with accrued interest thereon (subject to Section 5.1(e)), (A) with respect to any LIBOR Rate Loan, on the last day of the then current Interest Period applicable to such LIBOR Rate Loan or (B) with respect to any Canadian Dollar Loan, immediately upon the request of the Administrative Agent, or

(ii) (A) in the case of any LIBOR Rate Loan denominated in Dollars or any Base Rate Loan, as applicable, as to which the interest rate is determined by reference to LIBOR or LIBOR Market Index Rate, convert the then outstanding principal amount of such Loan to a Base Rate Loan, as to which the interest rate is not determined by reference to LIBOR or the LIBOR Market Index Rate, as applicable, as of the last day of such Interest Period or (B) in the case of any CDOR Rate Loan (or any Canadian Base Rate Loan as to which the interest rate is determined by reference to the CDOR Rate), convert the then outstanding principal amount of such Loan to a Canadian Base Rate Loan, as to which the interest rate is not determined by reference to the CDOR Rate.

(b)    Laws Affecting LIBOR Rate, Canadian Dollar or Euro Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan or any Base Rate Loan, as applicable, as to which the interest rate is determined by reference to LIBOR or the LIBOR Market Index Rate, any CDOR Rate Loan or any Canadian Base Rate Loan as to which the interest rate is determined by reference to the CDOR Rate or any Loan denominated in an Alternative Currency, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrowers and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrowers that such circumstances no longer exist, (i) the obligations of the Lenders, the Canadian Dollar Lender or the Euro Lender, as applicable, to make Swingline Loans, LIBOR Rate Loans or any Base Rate Loan, as applicable, as to which the interest rate is determined by reference to LIBOR or the LIBOR Market Index Rate, any CDOR Rate Loans or any Canadian Base Rate Loans as to which the interest rate is determined by reference to the CDOR Rate or Euro Loans, as applicable, and the right of the US Borrower to convert any Loan to a LIBOR Rate Loan or a CDOR Rate Loan, as applicable, or continue any Loan as a LIBOR Rate Loan, CDOR Rate Loan or a Base Rate Loan, as applicable, as to which the interest rate is determined by reference to LIBOR, or a Canadian Base Rate Loan as to which the interest rate is determined by reference to the CDOR Rate, shall be suspended and thereafter the US Borrower may select only Base Rate Loans or Canadian Base Rate Loans, as applicable, as to which the interest rate is not determined by reference to LIBOR, the LIBOR Market Index Rate or the CDOR Rate, as applicable, hereunder, (ii) all Base Rate Loans shall cease to be determined by reference to LIBOR or the LIBOR Market Index Rate, as applicable, (iii) all Canadian Base Rate Loans shall cease to be determined by reference to the CDOR Rate, (iv) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto as a LIBOR Rate Loan, the applicable LIBOR Rate Loan shall immediately be converted to a Base Rate Loan, as to which the interest rate is not determined by reference to LIBOR or the LIBOR Market Index Rate for the remainder of such Interest Period, (v) if the Canadian Dollar Lender may not lawfully continue to maintain a CDOR Rate Loan to the end of the then current Interest Period applicable thereto as a CDOR Rate Loan, the applicable CDOR Rate Loan shall immediately be converted to a Canadian Base Rate Loan, as to which the interest rate is not determined by reference to the CDOR Rate, (vi) if the Canadian Dollar Lender may not otherwise lawfully continue to maintain a Canadian Dollar Loan, the applicable Canadian Dollar Loan shall immediately be repaid in full (together with accrued interest thereon) and (vii) if the Euro Lender may not lawfully continue to maintain a Euro Loan, the applicable Euro Loan shall immediately be repaid in full (together with accrued interest thereon).”

(m)Section 5.9 of the Credit Agreement is hereby amended by:

(i)Adding the phrase “or CDOR Rate Loan, as applicable” after each reference to “LIBOR Rate Loan” in the first sentence thereof; and
(ii)Amending and restating the second sentence in its entirety as follows:
The amount of such loss or expense shall be determined, (i) with respect to LIBOR Rate Loans, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical and (ii) with respect to CDOR Rate Loans, in the Canadian Dollar Lender's sole discretion, based upon the assumption that the Canadian Dollar Lender funded such CDOR Rate Loans in the applicable interbank markets and using any reasonable attribution or averaging methods which the Canadian Dollar Lender deems appropriate and practical.
(n)Section 5.13(a) of the Credit Agreement is hereby amended by deleting the reference to “LIBOR Rate” in the second line thereof and inserting “CDOR Rate” in lieu thereof.
(o)Exhibit B (Form of Notice of Borrowing), Exhibit D (Form of Notice of Repayment) and Exhibit E (Form of Notice of Conversion/Continuation) and Schedule 2 to Exhibit F (Officer's Compliance Certificate) of the Credit Agreement are each hereby amended and restated in their entirety in the respective form attached hereto on Annex A.
3.    Effectiveness. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when the Administrative Agent shall have received:
(a)    counterparts of this Amendment executed by the Borrowers, the Subsidiary Guarantors, the Administrative Agent, the Required Lenders and the Canadian Dollar Lender;
(b)    all fees and expenses in accordance with Section 7 of this Amendment; and
(c)    such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.
4.    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their respective Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5.    Representations and Warranties. By its execution hereof, each Credit Party hereby represents and warrants as follows:

(a)    such Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms;

(b)     this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies;

(c)     each representation and warranty contained in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects (except to the extent such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the Third Amendment Effective Date as if fully set forth herein, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct as of such earlier date; and

(d)     no Default has occurred and is continuing as of the Third Amendment Effective Date or would result after giving effect hereto.

6.    Acknowledgement and Reaffirmation. By their execution hereof, each Credit Party hereby expressly (a) consents to this Amendment and (b) acknowledges that such Credit Party's covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes, the Letter of Credit Applications, the Subsidiary Guaranty Agreement and the other Loan Documents to which such Credit Party is a party remains in full force and effect.

7.    Costs, Expenses and Taxes.    The Borrowers agree to pay in accordance with Section 15.3 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

8.    Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

9.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.
10.    Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

11.    Successors and Assigns. This Amendment shall be binding on and insure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:	POOL CORPORATION, as US Borrower
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

SCP DISTRIBUTORS CANADA INC., as Canadian Borrower
By: /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title:     President

SCP POOL B.V., as Dutch Borrower
By /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Director

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

SUBSIDIARY GUARANTORS:    SCP DISTRIBUTORS LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

SPLASH HOLDINGS, INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President, Secretary and Treasurer

ALLIANCE TRADING, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey
Name: Melanie Housey
Title:     President

CYPRESS, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey
Name: Melanie Housey
Title:     President

SUPERIOR POOL PRODUCTS LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

SCP ACQUISITION CO. LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President, Secretary and Treasurer

[Signature Pages Continue]

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

SCP INTERNATIONAL, INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President, Secretary and Treasurer

POOL DEVELOPMENT LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

HORIZON DISTRIBUTORS, INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President

POOLCORP FINANCIAL MORTGAGE, LLC, as Subsidiary
Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:    President and Treasurer

POOLCORP FINANCIAL INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:    President and Treasurer

POOLFX SUPPLY LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:    President

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent on behalf of itself and as a Lender
By: /s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Director

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Canadian Dollar Lender
By: /s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Director

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Euro Lender
By: /s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Director

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender
By: /s/ John Kushnerick
Name: John Kushnerick
Title: Vice President

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

BANK OF AMERICA, N.A., as Lender

By: /s/ Gary L. Mingle
Name: Gary L. Mingle
Title: Senior Vice-President

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

REGIONS BANK, as Lender

By: /s/ Jorge E. Gonis
Name: Jorge E. Gonis
Title: Senior Vice President

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

CAPITAL ONE, N.A., as Lender

By: /s/ Lisa D. Morton
Name: Lisa D. Morton
Title: Vice President

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

COMERICA BANK, as Lender

By: /s/ Joey Powell
Name: Joey Powell
Title: Vice President

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

UNION BANK, N.A., as Lender

By: /s/ Michael Ball
Name: Michael Ball
Title: Vice President

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

BRANCH BANKING AND TRUST COMPANY, as Lender

By: /s/ DeVon J. Lang
Name: DeVon J. Lang
Title: Vice President

Third Amendment to Credit Agreement
Pool Corporation
Signature Page

Annex A

EXHIBIT B
to
Credit Agreement
dated as of October 19, 2011
by and among
Pool Corporation,
as US Borrower,
SCP Distributors Canada Inc.,
as Canadian Borrower,
SCP Pool B.V.,
as Dutch Borrower,
the Lenders party thereto,
as Lenders
and
Wells Fargo Bank, National Association,
as Administrative Agent

FORM OF NOTICE OF BORROWING

NOTICE OF BORROWING

Dated as of: __________

Wells Fargo Bank, National Association,
as Administrative Agent
1525 West W.T. Harris Boulevard, MAC D1109-019
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

This irrevocable Notice of Borrowing is delivered to you pursuant to Section 2.4(a) of the Credit Agreement dated as of October 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Pool Corporation, as US Borrower (the “US Borrower”), SCP Distributors Canada Inc., as Canadian Borrower (the “Canadian Borrower”), SCP Pool B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its seat (statutaire zetel) in Rotterdam, registered with the trade register of the Chambers of Commerce (Kamers van Koophandel) under file number 24293315, as Dutch Borrower (the “Dutch Borrower”), the lenders who are or may become a party thereto, as Lenders (collectively, the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent.

1.    The US Borrower, on behalf of itself, the Canadian Borrower and the Dutch Borrower, as applicable, hereby requests that [the Revolving Credit Lenders] [the Canadian Dollar Lender] [the Euro Lender] [the Swingline Lender] make a [Revolving Credit Loan] [Canadian Dollar Loan] [Euro Loan] [Swingline Loan] to [the US Borrower] [the Canadian Borrower] [the Dutch Borrower] denominated in [Dollars] [Canadian Dollars] [Euros] in the aggregate principal amount of $__________. (Complete with the name of the applicable Lender(s), the type of applicable Loan, the applicable currency and the applicable amount in accordance with Section 2.4(a) of the Credit Agreement.)

2.    The US Borrower, on behalf of itself, the Canadian Borrower and Dutch Borrower, as applicable, hereby requests that such Loan be made on the following Business Day: ____________________. (Complete with a date no earlier than (i) the same Business Day as the date of this notice with respect to any Base Rate Loan or Swingline Loan, (ii) three (3) Business Days subsequent to the date of this notice with respect to any LIBOR Rate Loan denominated in Dollars, (iii) one (1) Business Day subsequent to the date of this notice with respect to any Canadian Dollar Loan and (iv) four (4) Business Days subsequent to the date of this notice with respect to any Euro Loan.)

3.    The US Borrower, on behalf of itself, the Canadian Borrower and Dutch Borrower, as applicable, hereby requests that such Loan bear interest at the following interest rate, plus the Applicable Margin, as set forth below:

Component of Loan	Interest Rate	Interest Period (LIBOR Rate and CDOR Rate only)	Termination Date for Interest Period (if applicable)

[Base Rate, LIBOR Rate, Canadian Base Rate, CDOR Rate or LIBOR Market Index Rate (in accordance with Section 5.1 of the Credit Agreement)]

4.    The principal amount of all Loans and L/C Obligations outstanding as of the date hereof (including the requested Loan) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

5.    The principal amount of all [Swingline Loans][Canadian Dollar Loans][Euro Loans] outstanding as of the date hereof (including the requested Loan) does not exceed the [Swingline Commitment][Canadian Dollar Commitment][Euro Commitment].

6.    All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan.

7.    Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing as of the ____ day of __________, ____.

POOL CORPORATION, on behalf of
itself, the Canadian Borrower and the Dutch Borrower

By:
Name:
Title:

EXHIBIT D
to
Credit Agreement
dated as of October 19, 2011
by and among
Pool Corporation,
as US Borrower,
SCP Distributors Canada Inc.,
as Canadian Borrower,
SCP Pool B.V.,
as Dutch Borrower,
the Lenders party thereto,
as Lenders
and
Wells Fargo Bank, National Association,
as Administrative Agent

FORM OF NOTICE OF REPAYMENT

NOTICE OF REPAYMENT

Dated as of: __________

Wells Fargo Bank, National Association,
as Administrative Agent
1525 West W.T. Harris Boulevard, MAC D1109-019
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

This irrevocable Notice of Repayment is delivered to you pursuant to Section 2.5(c) of the Credit Agreement dated as of October 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Pool Corporation, as US Borrower (the “US Borrower”), SCP Distributors Canada Inc., as Canadian Borrower (the “Canadian Borrower”), SCP Pool B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its seat (statutaire zetel) in Rotterdam, registered with the trade register of the Chambers of Commerce (Kamers van Koophandel) under file number 24293315, as Dutch Borrower (the “Dutch Borrower”), the lenders who are or may become a party thereto, as Lenders (collectively, the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent.

1.    The US Borrower, on behalf of itself, the Canadian Borrower and the Dutch Borrower, as applicable, hereby provides notice to the Administrative Agent that [the US Borrower] [the Canadian Borrower] [the Dutch Borrower] shall repay the following [Base Rate Loans] [LIBOR Rate Loans] [CDOR Rate Loans] [Canadian Base Rate Loans] [Euro Loans] and/or [Swingline Loans] denominated in [Dollars] [Canadian Dollars] [Euros]: ____________________. (Complete with the type of Loan, the applicable currency and the applicable amount in accordance with Section 2.5(c) of the Credit Agreement.)

2.    The Loan to be repaid is a [check each applicable box]

☐    Revolving Credit Loan

☐    Canadian Dollar Loan

☐    Euro Loan

☐    Swingline Loan

3.    The Loan shall be repaid on the following Business Day: _______________. (Complete with a date no earlier than (i) the same Business Day as the date of this notice with respect to any Base Rate Loan or Swingline Loan, (ii) three (3) Business Days subsequent to the date of this notice with respect to any LIBOR Rate Loan denominated in Dollars, (iii) one (1) Business Day subsequent to the date of this notice with respect to any Canadian Dollar Loan and (iv) four (4) Business Days subsequent to the date of this notice with respect to any Euro Loan.)

4.    Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Repayment as of the ____ day of __________, ____.

POOL CORPORATION, on behalf of itself, the Canadian                                 Borrower and the Dutch Borrower

By:
Name:
Title:

EXHIBIT E
to
Credit Agreement
dated as of October 19, 2011
by and among
Pool Corporation,
as US Borrower,
SCP Distributors Canada Inc.,
as Canadian Borrower,
SCP Pool B.V.,
as Dutch Borrower,
the Lenders party thereto,
as Lenders
and
Wells Fargo Bank, National Association,
as Administrative Agent

FORM OF NOTICE OF CONVERSION/CONTINUATION

NOTICE OF CONVERSION/CONTINUATION

Dated as of: ______________

Wells Fargo Bank, National Association,
as Administrative Agent
1525 West W.T. Harris Boulevard, MAC D1109-019
Charlotte, North Carolina 28262
Attention: Syndication Agency Services

Ladies and Gentlemen:

This irrevocable Notice of Conversion/Continuation (the “Notice”) is delivered to you pursuant to Section 5.2 of the Credit Agreement dated as of October 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Pool Corporation, as US Borrower (the “US Borrower”), SCP Distributors Canada Inc., as Canadian Borrower (the “Canadian Borrower”), SCP Pool B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its seat (statutaire zetel) in Rotterdam, registered with the trade register of the Chambers of Commerce (Kamers van Koophandel) under file number 24293315, as Dutch Borrower (the “Dutch Borrower”), the lenders who are or may become a party thereto, as Lenders (collectively, the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent. The US Borrower requests that the following [Revolving Credit Loans] [Canadian Dollar Loans][Euro Loans] be [converted] [continued] as described herein.

1.    The Loan to which this Notice relates is a [Revolving Credit Loan] [Canadian Dollar Loan] [Euro Loan]. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.)

☐    Converting all or a portion of a [Canadian]Base Rate Loan into a [CDOR][LIBOR] Rate Loan

(a)    The aggregate outstanding principal balance of such Loan is [C]$_______________.

(b)    The principal amount of such Loan to be converted is [C]$_______________.

(c)    The requested effective date of the conversion of such Loan is _______________.

(d)    The requested Interest Period applicable to the converted Loan is _______________.

☐    Converting all or a portion of [CDOR][LIBOR] Rate Loan into a [Canadian]Base Rate Loan

(a)    The aggregate outstanding principal balance of such Loan is [C]$_______________.

(b)    The last day of the current Interest Period for such Loan is _______________.

(c)    The principal amount of such Loan to be converted is [C]$_______________.

(d)    The requested effective date of the conversion of such Loan is _______________.

    ☐    Continuing all or a portion of a [CDOR][LIBOR] Rate Loan as a [CDOR][LIBOR] Rate Loan

(a)    The aggregate outstanding principal balance of such Loan is [C$][$]_______________[EUR].

(b)    The last day of the current Interest Period for such Loan is _______________.

(c)    The principal amount of such Loan to be continued is [C$][$]____________[EUR].

(d)    The requested effective date of the continuation of such Loan is _______________.

(e)    The requested Interest Period applicable to the continued Loan is _______________.

2.    The principal amount of all Loans and L/C Obligations outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.

3.    All of the conditions applicable to the conversion or continuation of the Loan requested herein as set forth in Article V of the Credit Agreement have been satisfied or waived as of the date hereof and will remain satisfied or waived to the date of such Loan.

4.    Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation as of the ____ day of __________, ____.

POOL CORPORATION, on behalf of itself, the                                         Canadian Borrower and the Dutch Borrower

By:
Name:
Title:

Schedule 2
to
Officer's Compliance Certificate

Applicable Margin and Facility Fee

For the Fiscal Quarter Ending __________

I.    Applicable Margin

Average Total Leverage Ratio (insert from Schedule 1 above)        __________

Applicable Margin:    (insert applicable pricing level)        __________

			Revolving Credit Facility
Pricing Level	Average Total Leverage Ratio	Facility Fee	CDOR Rate + LIBOR Rate + and Swingline +	Base Rate + and Canadian Base Rate+
I	Greater than or equal to 3.00 to 1.00	0.35%	1.9%	0.9%
II	Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00	0.3%	1.7%	0.7%
III	Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00	0.275%	1.475%	0.475%
IV	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	0.25%	1.375%	0.375%
V	Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00	0.2%	1.3%	0.3%
VI	Less than 1.00 to 1.00	0.15%	1.225%	0.225%